Exhibit-10.30
Execution Copy

REGISTRATION RIGHTS AGREEMENT
among
Avago Technologies Limited,
Silver Lake Partners II Cayman, L.P.,
Silver Lake Technology Investors II Cayman, L.P.,
Integral Capital Partners VII, L.P.,
KKR Millennium Fund (Overseas), Limited Partnership,
KKR European Fund, Limited Partnership,
KKR European Fund II, Limited Partnership,
KKR Partners (International), Limited Partnership,
Capstone Equity Investors LLC,
Avago Investment Partners, Limited Partnership,
Bali Investments S.à r.l.,
Seletar Investments Pte. Ltd.,
Geyser Investment Pte. Ltd. and
certain other Persons
Dated as of December 1, 2005

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Page
6.8. Notices	20
6.9. Delivery by Facsimile	26
6.10. Governing Law	26

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REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made as of December 1, 2005 (the “Effective Date”) by and among:
(i)	Avago Technologies Limited, a Singapore public limited company (together with its successors and permitted assigns, the “Company”);

(ii)	Bali Investments S.à r.l., a company organized under the laws of Luxembourg (together with its Affiliates, “Luxco”);

(iii)	Silver Lake Partners II Cayman, L.P. (“SLP Cayman”), Silver Lake Technology Investors II Cayman, L.P. (together with SLP Cayman and their respective Affiliates, “Silver Lake”) and Integral Capital Partners VII, L.P. (“Integral Capital”);

(iv)	KKR Millennium Fund (Overseas), Limited Partnership, KKR European Fund, Limited Partnership, KKR European Fund II, Limited Partnership, and KKR Partners (International), Limited Partnership (collectively, and together with their respective Affiliates, “KKR”, and together with Luxco and Silver Lake, the “Majority Sponsors”);

(v)	Capstone Equity Investors LLC, a Delaware limited liability company (“Capstone”);

(vi)	Avago Investment Partners, Limited Partnership, a limited partnership formed under the Exempt Limited Partnership Law (2003 Revision) of the Cayman Islands (together with its Affiliates, “Avago Partners”);

(vii)	Seletar Investments Pte. Ltd., a private limited company organized under the laws of Singapore (together with its Affiliates, “Temasek”);

(viii)	Geyser Investment Pte. Ltd., a private limited company organized under the laws of Singapore (together with its Affiliates, “Geyser”);

(ix)	Avago Investment Partners, Limited Partnership, a Cayman Island exempted limited partnership (together with its Affiliates, “Avago Partners”); and

(x)	such other Persons, if any, that from time to time become parties hereto pursuant to Section 6.4 hereof (collectively, together with the Majority Sponsors, Temasek, Geyser, Integral Capital, Capstone and Avago Partners, the “Shareholders”).
RECITALS
     WHEREAS, the Company, as of the date hereof, is authorized pursuant to a shareholders’ resolution dated November 19, 2005 to issue 350,000,000 Ordinary Shares, par value S$1.00 per share (the “Common Shares”).
     WHEREAS, as of or after the date hereof, certain employees of the Company and its Subsidiaries may purchase Common Shares, or receive options exercisable for Common Shares,

pursuant to the Equity Incentive Plan for Executive Employees of Avago Technologies Limited and Subsidiaries, as amended from time to time according to its terms (the “Management Equity Plan”). With respect to any Common Shares purchased by such employees under the Management Equity Plan, or any Common Shares issued to such employees upon exercise of any options granted under the Management Equity Plan, the holders thereof (and their permitted transferees) (collectively, the “Management Shareholders”) will be subject to the terms of the Management Shareholder Agreement (the “Management Shareholder Agreement”).
     WHEREAS, the parties hereto desire for the Company to provide the registration rights set out in this Agreement. Unless otherwise noted in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 5.
AGREEMENT
     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:
1. DEMAND REGISTRATIONS.
     1.1. Requests for Registration. At any time prior to the Initial Public Offering, a Majority Sponsor may initiate the registration of Common Shares to be sold in the Initial Public Offering; provided such initiation shall require Majority Sponsor Approval. Subject to the other provisions of Section 1, (a) during the first two (2) years after the Initial Public Offering, a Majority Sponsor may initiate an unlimited number of registrations of all or part of their Registrable Securities on Form F-1, Form S-1 or any similar or successor long-form registration, or foreign equivalent (“Long-Form Registrations”), and, if available, an unlimited number of registrations of all or part of their Registrable Securities on Form F-2, Form S-2, Form F-3 or Form S-3 or any similar or successor short-form registration, or foreign equivalent (“Short-Form Registrations”); provided such initiation shall require Majority Sponsor Approval, and (b) from and after the second anniversary of the Initial Public Offering, each Majority Sponsor may (on behalf of itself and any Affiliate of it included in the term Sponsor) initiate three (3) Long-Form Registrations and, if available, an unlimited number of Short-Form Registrations; provided in each case that the aggregate gross offering price of the Registrable Securities requested to be registered in any Demand Registration must equal at least $50,000,000 in the case of any Long Form Registration and at least $20,000,000 in the case of any Short Form Registration, or such lesser amount as shall be approved by Majority Sponsor Approval.
     1.2. Demand Notice. All requests for Demand Registrations shall be made by giving written notice to the Company (a “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any such Demand Notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1.5, will include in such registration (and in all related registrations and qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the delivery of the Company’s notice.

     1.3. Demand Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective.
     1.4. Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short-form (unless the managing underwriter(s) of such offering requests the Company to use a Long-Form Registration in order to sell all of the Registrable Securities requested to be sold). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. A Majority Sponsor may, in connection with any Demand Registration requested by such holders that is a Short-Form Registration, require the Company to file such Short-Form Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect) including, if the Company is then eligible, as an automatic shelf registration statement (any such Short-Form Registration, a “Shelf Registration”).
     1.5. Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Majority Sponsors and the prior written consent of any Co-Investor that is unable to sell all Registrable Securities it requested to be included in such registration pursuant to Section 1.2 hereof. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises the Company that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities, requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration notwithstanding the initial sentence of this Section 1.5, (a) prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included in such offering that, in the opinion of such managing underwriter(s), can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof, including the Management Shareholders to the extent provided in the Management Shareholder Agreement on the basis of the number of Registrable Securities owned by each such holder, provided that if the number of securities that are Registrable Securities that are included in such offering are less than 80% of the number of securities that are Registrable Securities requested to be included in such offering, such offering shall not count for purposes of calculating the number of Long-Form Registrations initiated by a Majority Sponsor, and (b) only then, securities that are not Registrable Securities, if the managing underwriter(s) has advised that such securities may be included.
     1.6. Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 90 days after the closing of a Public Offering (other than on Form F-4, Form S-4 or Form S-8 or any successor or similar form, but including the closing of an underwritten distribution pursuant to a Shelf Registration). The Company may postpone for up to 30 days in the aggregate the filing (measured from the date of request for such Demand Registration) or the effectiveness (measured from the first day the registration statement is no longer effective) of a registration statement for a Demand Registration if and so long as the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of the Subsidiaries to engage in any material acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction. The Company may not postpone a Demand Registration more than two (2) times in any twelve-month period.
     1.7. Selection of Underwriters. The Majority Sponsor(s) selling Registrable Securities in a Demand Registration will have the right to select the underwriter or underwriters to administer the offering, provided that such selection will be subject to the approval of the board of directors of the Company (the “Board”), which approval will not be unreasonably withheld.
     1.8. Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any equity securities of the Company, other than this Agreement and the Management Shareholder Agreement. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without Majority Sponsor Approval approving the issuance of such securities (such Majority Sponsor Approval to treat the holders of Registrable Securities pro rata on the basis of the number of Common Shares owned); provided that without such approval, subject to Section 6.1, (a) the Company may grant rights to other Persons to participate in Demand Registrations and Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Demand Registrations and Piggyback Registrations; and (b) the Company may grant rights to other Persons to request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons and the right of such Persons to participate in such registration are subordinate to the rights of the holders of Registrable Securities to participate.
2. PIGGYBACK REGISTRATIONS.
     2.1. Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act or equivalent foreign securities laws (other than (a) in the Initial Public Offering, (b) pursuant to a Demand Registration or (c) in connection with registration on Form F-4, Form S-4 or Form S-8 or any successor or similar form or foreign securities law equivalents) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2.3 and 2.4 below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the delivery of the Company’s notice. Each such Company notice shall specify the approximate number of Company equity securities to be registered and the anticipated per share price range for such offering.
     2.2. Piggyback Expenses. The Company will pay all Registration Expenses in connection with all Piggyback Registrations, whether or not any such registration becomes effective.

     2.3. Priority on Primary Registrations. For purposes of this Section 2, if a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advises the Company that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration: (a) first, the securities the Company proposes to sell and (b) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities, including the Management Shareholders to the extent provided in the Management Shareholder Agreement, and holders of such other securities permitted to have their securities included in such registration on the basis of the number of shares owned by each such holder.
     2.4. Priority on Secondary Registrations. For purposes of this Section 2, if a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company securities (other than the holders of Registrable Securities), the demand rights of which were approved by Majority Sponsor Approval pursuant to Section 1.8, and the managing underwriter(s) advises the Company that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: (a) first, the securities requested to be included therein by the holders requesting registration, (b) second, securities requested by the Company to be included in such registration, and (c) third, Registrable Securities and other securities requested to be included in such registration, pro rata among the holders of such Registrable Securities, including the Management Shareholders to the extent provided in the Management Shareholder Agreement, and the holders of such other securities permitted to have their securities included in such registration on the basis of the number of shares owned by each such holder.
3. REGISTRATION GENERALLY.
     3.1. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably practicable:
          (a) prepare and (within 60 days after the end of the period within which requests for inclusion in such registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Majority Sponsors owning the Registrable Securities to be included in any Demand Registration copies of all such documents proposed to be filed, which documents will be subject to review by such counsel; provided, further, that such counsel shall forward such documents to the Shareholders participating in such registration, give such Shareholders an opportunity to comment on such documents and keep such Shareholders reasonably informed in the registration process;
          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective for a period (A) of not less than 180 days (subject to extension pursuant to Section 3.3(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) in the case of a Shelf Registration, ending on the earlier of (I) the date on which all Registrable Securities have been sold pursuant to the Shelf Registration or have otherwise ceased to be Registrable Securities, (II) the second anniversary of the effective date of such Shelf Registration, (III) such other date determined by the Majority Sponsors and (IV) when all such Registrable Securities are freely saleable under Rule 144(k) under the Securities Act, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;
          (c) cause (i) any issuer free writing prospectus to comply with the information and legending requirements under paragraph (c) of Rule 433 and to be accompanied or preceded by a statutory prospectus to the extent required under Rule 433, and (ii) any free writing prospectus or issuer information contained in a free writing prospectus required to be filed by the Company with the Securities and Exchange Commission under paragraph (d) under Rule 433 to be so filed in accordance with such requirements;
          (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each free writing prospectus used in connection with such registration and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
          (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such United States or foreign jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
          (f) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
          (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a “NMS Security” within the meaning of Rule 600(b)(46) of Regulation NMS of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;
          (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
          (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Majority Sponsors owning the Registrable Securities to be included in the registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (which might include effecting a share split or a combination of shares);
          (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, and to cooperate and participate as reasonably requested by any such seller in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
          (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;
          (m) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent registered public accounting firm in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request;
          (n) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);
          (o) cooperate with the sellers of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;
          (p) notify counsel for the sellers of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;
          (q) use its reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;
          (r) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;
          (s) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and
          (t) cause its appropriate officers to attend and participate in presentations to and meetings with prospective purchasers of the Registrable Securities, or a “roadshow”, as reasonably requested by the underwriters, if any.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information relating to the sale or registration of such Securities regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.
     3.2. Registration Expenses.
          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration and each Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system or any other quotation system.
          (b) In connection with each Demand Registration and each Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the holders of Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, and such expenses shall be considered Registration Expenses hereunder.
     3.3. Participation in Underwritten Offerings.
          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 3.1(f). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.1(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3.1(f).
     3.4. Holdback Agreements.
     3.4.1. Securityholder Holdback. To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Common Shares, or any options or warrants to purchase any Common Shares, or any securities convertible into, exchangeable for or that represent the right to receive Common Shares, whether now owned or hereinafter acquired, owned directly by the holder (including holding as a custodian) or with respect to which the holder has beneficial ownership within the rules and regulations of the Securities and Exchange Commission, during (a) with respect to the Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days (or such shorter period as shall be acceptable to the underwriters in such offering) prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from the Company of the commencement of an underwritten distribution in connection with any Shelf Registration, the seven days (or such shorter period as shall be acceptable to the underwriters in such offering) prior to and the 90-day period beginning on the date of commencement of such distribution, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree (in each case, such period, the “Lock-Up Period”); provided, however, if (i) during the period that begins on the date that is 15 calendar days plus three Business Days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, the restrictions imposed shall continue to apply until the expiration of the date that is 15 calendar days plus three Business Days after the date on which the issuance of the earnings release or the material news or material event occurs. Any waiver by the underwriters of the foregoing restrictions on transfers by the holders shall be granted to all holders on equal terms.

     3.4.2. Company Holdback. The Company shall not offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities, during (a) with respect to the Initial Public Offering, the seven days prior to and the 180-day period beginning on the effective date of such Initial Public Offering, (b) with respect to any other underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven days prior to and the 90-day period beginning on the effective date of such registration, and (c) upon notice from any holder(s) of Registrable Securities subject to a Shelf Registration that such holder(s) intend to effect an underwritten distribution of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify all other holders of Registrable Securities of the date of the commencement of such distribution), the seven days prior to and the 90-day period beginning on the date of the commencement of such distribution, in each case except as part of such underwritten registration or pursuant to registrations on Form F-4, Form S-4 or Form S-8, and in each case unless the underwriters managing the registered public offering otherwise agree.
     3.5. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will use its reasonable efforts to timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.
4. INDEMNIFICATION.
     4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities and, as applicable, its officers, directors, trustees, employees, shareholders, holders of beneficial interests, members, and general and limited partners (collectively, such holder’s “Indemnitees”) and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such Indemnitee may become subject under the Securities Act, equivalent foreign securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or free writing prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or free writing prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
     4.2. Indemnification by Holders of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement, prospectus or free writing prospectus, and, to the extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages or liabilities, joint or several, to which the Company or any such Indemnitee may become subject under the Securities Act, equivalent foreign securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus or free writing prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus, preliminary prospectus or free writing prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, in no event shall the liability of any selling holder hereunder (together with any liability of such holder under any similar provision contained in any applicable underwriting agreement) be greater in amount than the amount by which the total price at which the Registrable Securities of such holder were offered to the public (less underwriters’ discount and commissions) exceeds the total amount of any damages which such holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission of such holder in connection with such offering.
     4.3. Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
     4.4. Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.
     4.5. Contribution. If the indemnification provided for in this Section 4 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The obligation to provide contribution will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, less any other amounts paid by such holder, including pursuant to Section 4.2 hereof, in respect of such untrue statement, alleged untrue statement, omission or alleged omission.
The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall any selling holder hereunder be required to contribute (together with any contribution or other liability of such holder under any similar provision contained in any applicable underwriting agreement) an amount that is greater than the amount by which the total price at which the Registrable Securities of such holder were offered to the public (less underwriters’ discount and commissions) exceeds the total amount of any damages which such holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission of such holder in connection with such offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     4.6. Other Rights. The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.
5. DEFINITIONS.
     “Affiliate” means, with respect to any Person, (i) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any of the Shareholders (and vice versa) and none of the Shareholders shall be deemed Affiliates of each other solely as a result of their relationship with respect to the Company; provided, further, neither Integral Capital nor Capstone shall be deemed to be an Affiliate of any of Silver Lake, Avago Partners or KKR, (ii) if such Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to such Person or an Affiliate thereof and (iii) if such Person is a natural Person, any Family Member of such natural Person.

     “Agreement” shall have the meaning set forth in the Preamble.
     “Amendment” shall have the meaning set forth in Section 6.3.
     “automatic shelf registration statement” has the meaning set forth in Rule 405 under the Securities Act.
     “Avago Partners” has the meaning set forth in the Preamble.
     “Board” shall have the meaning set forth in Section 1.7.
     “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in Singapore.
     “Capstone” has the meaning set forth in the Preamble.
     “Common Shares” shall have the meaning set forth in the Recitals.
     “Company” shall have the meaning set forth in the Preamble.
     “Demand Notice” shall have the meaning set forth in Section 1.2.
     “Demand Registrations” means Long-Form Registrations and Short-Form Registrations requested pursuant to Section 1.1.
     “Effective Date” shall have the meaning set forth in the Preamble.
     “Family Member” means, with respect to any natural Person, such Person’s spouse and descendants (whether or not adopted) and any trust, family limited partnership or limited liability company that is and remains at all times solely for the benefit of such Person’s spouse and/or descendants.
     “free writing prospectus” has the meaning ascribed to such term under Rule 405 under the Securities Act.
     “Geyser” has the meaning set forth in the Preamble.
     “Indemnitees” shall have the meaning set forth in Section 4.1.
     “Integral Capital” has the meaning set forth in the Preamble.
     “Initial Public Offering” means the initial firm underwritten Public Offering registered under the Securities Act or equivalent foreign securities laws (other than a registration statement on Form F-4, Form S-4 or Form S-8 (or any similar or successor form) or foreign securities laws equivalents thereof).
     “issuer free writing prospectus” has the meaning ascribed to such term under Rule 433(h) under the Securities Act.

     “KKR” shall have the meaning set forth in the Preamble.
     “Lock-Up Period” shall have the meaning set forth in Section 3.4.1.
     “Long-Form Registrations” shall have the meaning set forth in Section 1.1.
     “Luxco” shall mean Bali Investments S.à r.l., a company organized under the laws of Luxembourg.
     “Majority Sponsor” has the meaning set forth in the Preamble.
     “Majority Sponsor Approval” means the written approval of KKR and Silver Lake.
     “Management Equity Plan” shall have the meaning set forth in the Recitals.
     “Management Shareholders” shall have the meaning set forth in the Recitals.
     “Management Shareholder Agreement” shall have the meaning set forth in the Recitals.
     “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.
     “Permitted Transferee” shall mean, with respect to any Shareholder, an Affiliate of such Shareholder (other than, in the case of any investment fund Shareholder, any “portfolio company” of such Shareholder or any entity controlled by any portfolio company of such Shareholder).
     “Piggyback Registration” shall have the meaning set forth in Section 2.1.
     “Public Offering” means a public offering and sale of Common Shares pursuant to an effective registration statement under the Securities Act and/or in compliance with equivalent applicable foreign securities laws.
     “Registrable Securities” means (i) any Common Share issued to any Shareholder (or any Affiliate thereof) as of the Effective Date or thereafter acquired, including upon conversion of the Company’s Convertible Redeemable Preferred Shares by any Shareholder, (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) with respect to any particular registration hereunder, any securities held by a Management Shareholder that are entitled to participate in such registration pursuant to the terms of the Management Shareholder Agreement. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act or sold in a block sale to a financial institution in the ordinary course of its trading business. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities

(upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.
     “Registration Expenses” shall have the meaning set forth in Section 3.2.
     “Rule 433” means Rule 433 under the Securities Act or any successor federal law then in force.
     “Securities Act” means the United States Securities Act of 1933, as amended, or any successor federal law then in force.
     “Securities and Exchange Commission” means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.
     “Securities Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor federal law then in force.
     “Shareholders” shall have the meaning set forth in the Preamble.
     “Shareholder Agreement” means that certain Shareholder Agreement, dated as of the Effective Date, among the Company and the Shareholders, as amended from time to time in accordance with its terms.
     “Shelf Registration” shall have the meaning set forth in Section 1.4.
     “Short-Form Registrations” shall have the meaning set forth in Section 1.1.
     “Silver Lake” shall have the meaning set forth in the Preamble.
     “SLP Cayman” shall have the meaning set forth in the Preamble.
     “Temasek” has the meaning set forth in the Preamble.
     “Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any shares of Registrable Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.
6. MISCELLANEOUS.
     6.1. No Inconsistent Agreements; Foreign Registration. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. In the event the Board and the Majority Sponsor approve a public offering or a sale of the Common Shares of the Company (or other securities representing, or exercisable for or convertible into, common shares) pursuant to the securities laws of a country other than the United States of America, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in as close to the same manner as possible under such foreign securities laws, and to otherwise preserve and give effect to the rights of the parties hereto.
     6.2. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.
     6.3. Amendment and Waiver. Except as otherwise provided herein, this Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and each Majority Sponsor that holds Registrable Securities; provided, however, that the admission of new parties pursuant to the terms of Section 6.4 shall not constitute an amendment of this Agreement for purposes of this Section 6.3. Notwithstanding the foregoing, if any amendment, modification, extension, termination or waiver (an “Amendment”) would treat or have the effect of treating in their capacity as Shareholders any Shareholder or group of Shareholders in a manner different from, and materially adverse relative to, the Majority Sponsors voting in favor of such Amendment, then such Amendment will require the prior written consent of the Shareholder or Shareholders holding a majority of the Registrable Securities of such group adversely treated. Each such Amendment shall be binding upon each party hereto and each Shareholder subject hereto. In addition, each party hereto and each Shareholder subject hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party or Shareholder. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 6.3, any Amendment to definitions to the extent used in such Section shall also require the specified consent.
     6.4. Successors and Assigns; Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Registrable Securities shall continue to be Registrable Securities after any Transfer (except if such securities were effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, sold to the public pursuant to Rule 144 under the Securities Act or sold in a block sale to a financial institution in the ordinary course of its trading business). Any transferee receiving shares of Registrable Securities in a Transfer effected in compliance with the terms of the Shareholder Agreement shall become a Shareholder, party to this Agreement and subject to the terms and conditions of, and be entitled to enforce, this Agreement to the same extent, and in the same capacity, as the Person that Transfers such Registrable Securities to such transferee; provided that only a Permitted Transferee of a Majority Sponsor will be deemed to be a Majority Sponsor for purposes of this Agreement. For the avoidance of doubt, any transferee receiving Registrable Securities in a Transfer that is not a Majority Sponsor or a Permitted Transferee of a Majority Sponsor or its Affiliates will become a party to this Agreement without the benefit of the right to initiate Demand Registrations or other rights afforded to the Majority Sponsors hereunder. Prior to the Transfer of any Registrable Securities to any transferee, and as a condition thereto, each Shareholder effecting such Transfer shall (a) cause such transferee to deliver to the Company and each of the Shareholders its written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms and conditions of this Agreement to the extent described in the preceding sentence and (b) if such Transfer is to a Permitted Transferee, remain directly liable for the performance by such Permitted Transferee of all obligations of such transferee under this Agreement.
     6.5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     6.6. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.
     6.7. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     6.8. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given, delivered and effective on the earliest of (i) the date of receipt of confirmation of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 6.8 prior to 5:00 p.m. (Singapore time) on a Business Day, (ii) the Business Day after the date of receipt of confirmation of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (Singapore time) on any Business Day and earlier than 11:59 p.m. (Singapore time) on the day preceding the next Business Day, (iii) one (1) Business Day after when sent, if sent by nationally recognized overnight courier service (charges prepaid), (iv) the date of receipt of a non-automated reply email confirming receipt, if sent via email, or (v) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows (or such other address as any such Party may designate by written notice to the other parties):
     If to the Company:

Avago Technologies Limited No. 1 Yishun Avenue 7 Singapore 768923 Singapore
Facsimile:	(408) 435-4288
Attention:	Dick M. Chang and Rex Jackson
E-mail:	dick.chang@avagotech.com and rex.jackson@avagotech.com

     with a copy to:

Kohlberg Kravis Roberts & Co. 2800 Sand Hill Road, Suite 200 Menlo Park, California 94025
Facsimile:	(650) 233-6574 and (650) 233-6548
Attention:	James H. Greene Jr. and Adam A. Clammer
E-mail:	jgreene@kkr.com and adam@kkr.com
     and with a copy to:

Silver Lake Partners 2725 Sand Hill Road, Suite 150 Menlo Park, California 94025
Facsimile:	(650) 234-2593
Attention:	Alan K. Austin, Managing Director and Chief Operating Officer, and Yolande Jun, Chief Financial Officer
E-mail:	alan.austin@silverlake.com and yolande.jun@silverlake.com
     and with a copy to:

Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman
E-mail:	peter.kerman@lw.com
     If to Luxco:

Bali Investments S.à r.l. 9, rue Schiller L-2519 Luxembourg Luxembourg
Facsimile:	+352 466 234
Attention:	Susanne Th. Kortekaas
E-mail:	susanne.kortekas@loyens.com
     with a copy to:

Kohlberg Kravis Roberts & Co. 2800 Sand Hill Road, Suite 200 Menlo Park, California 94025
Facsimile:	(650) 233-6574 and (650) 233-6548
Attention:	James H. Greene Jr. and Adam A. Clammer
E-mail:	jgreene@kkr.com and adam@kkr.com

     and with a copy to:

Silver Lake Partners 2725 Sand Hill Road, Suite 150 Menlo Park, California 94025
Facsimile:	(650) 234-2593
Attention:	Alan K. Austin, Managing Director and Chief Operating Officer, and Yolande Jun, Chief Financial Officer
E-mail:	alan.austin@silverlake.com and yolande.jun@silverlake.com
     and with a copy to:

Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman
E-mail:	peter.kerman@lw.com
     If to Avago Partners:

Avago Investment Partners, Limited Partnership c/o Walkers SPV Limited PO Box 908GT George Town, Grand Cayman Cayman Islands
Facsimile:	(345) 814-8217
Attention:	Iain McMurdo
E-mail:	imcmurdo@walkers.com.ky
     with a copy to:

Kohlberg Kravis Roberts & Co. 2800 Sand Hill Road, Suite 200 Menlo Park, California 94025
Facsimile:	(650) 233-6574 and (650) 233-6548
Attention:	James H. Greene Jr. and Adam A. Clammer
E-mail:	jgreene@kkr.com and adam@kkr.com
     and with a copy to:

Silver Lake Partners 2725 Sand Hill Road, Suite 150 Menlo Park, California 94025
Facsimile:	(650) 234-2593
Attention:	Alan K. Austin, Managing Director and Chief Operating Officer, and Yolande Jun, Chief Financial Officer
E-mail:	alan.austin@silverlake.com and yolande.jun@silverlake.com

     and with a copy to:

Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman
E-mail:	peter.kerman@lw.com
     If to Silver Lake:

Silver Lake Partners II Cayman and Silver Lake Technology Investors II Cayman c/o Walkers SPV Limited PO Box 908GT George Town, Grand Cayman Cayman Islands
Facsimile:	(345) 814-8217
Attention:	Iain McMurdo
E-mail:	imcmurdo@walkers.com.ky
     with a copy to:

Silver Lake Partners 2725 Sand Hill Road, Suite 150 Menlo Park, California 94025
Facsimile:	(650) 234-2593
Attention:	Alan K. Austin, Managing Director and Chief Operating Officer, and Yolande Jun, Chief Financial Officer
E-mail:	alan.austin@silverlake.com and yolande.jun@silverlake.com
     and with a copy to:

Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman
E-mail:	peter.kerman@lw.com

     If to KKR:

KKR Millennium Fund (Overseas), KKR European Fund, KKR European Fund II and KKR Partners (International) c/o Eeson & Woolstencroft LLP Suite 500, 603 - 7th Avenue S.W. Calgary, Alberta Canada
Facsimile:	(403) 264-1603
Attention:	Mark N. Woolstencroft
E-mail:	mark.woolstencroft@ewlegal.com
     with a copy to:

Kohlberg Kravis Roberts & Co. 2800 Sand Hill Road, Suite 200 Menlo Park, California 94025
Facsimile:	(650) 233-6574 and (650) 233-6548
Attention:	James H. Greene Jr. and Adam A. Clammer
E-mail:	jgreene@kkr.com and adam@kkr.com
     and with a copy to:

Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
Facsimile:	(650) 463-2600
Attention:	Peter F. Kerman
E-mail:	peter.kerman@lw.com
     If to Integral Capital:

Integral Capital Partners 3000 Sand Hill Road Bldg. 3, Suite 240 Menlo Park, California 94025
Facsimile:	(650) 233-0366
Attention:	Pamela K. Hagenah
E-mail:	pam@icp.com

     If to Temasek:

Seletar Investments Pte. Ltd. 60B Orchard Road #06-18 Tower 2 The Atrium @ Orchard Singapore 238891 Singapore
Facsimile:	011-65-6821-1172
Attention:	Dennis Siew and Andrew Yeo
E-mail:	dsiew@temasek.com.sg and andrewyeo@temasek.com.sg
     with a copy to:

Milbank, Tweed, Hadley & McCloy LLP 30 Raffles Place #14-00 Caltex House Singapore 048622 Singapore
Facsimile:	011-65-6428-2500 and (650) 739-7100
Attention:	David H. Zemans and Melainie K. Mansfield
E-mail:	dzemans@milbank.com and mmansfield@milbank.com
     If to Geyser:

Geyser Investment Pte. Ltd. c/o GIC 168 Robinson Road #37-01 Capital Tower Singapore 068912 Singapore
Facsimile:	011-65-6889-6891
Attention:	Ng Kin Sze
E-mail:	ngkinsze@gic.com.sg
     with a copy to:

Geyser Investment Pte. Ltd. c/o GIC Special Investments Pte. Ltd. 255 Shoreline Drive, Suite 600 Redwood City, CA 94065
Facsimile:	(650) 802-1213
Attention:	Tay Lim Hock and Soo Yar Ping
E-mail:	taylimhock@gic.com.sg and sooyarping@gic.com.sg

     and with a copy to:

Heller Ehrman LLP 333 Bush Street San Francisco, CA 94104-2878
Facsimile:	(415) 772-6268
Attention:	Randall B. Schai
E-mail:	randall.schai@hellerehrman.com
     If to Capstone:

Capstone Equity Investors LLC 9 West 57th Street New York, New York 10019
Facsimile:	(212) 230-9795
Attention:	Dean Nelson
E-mail:	nelsd@kkr.com
     6.9. Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.
     6.10. Governing Law. The Singapore Companies Act will govern all issues concerning the internal corporate affairs of the Company. All other issues concerning this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.
*                *                Signature pages follow                *                *

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.

COMPANY: AVAGO TECHNOLOGIES LIMITED

By:	/s/ James H. Greene Jr.
Name:	James H. Greene Jr.
Title:	Director
Signature Page to Registration Rights Agreement for Avago Technologies Limited

SHAREHOLDERS BALI INVESTMENTS S.À R.L.

By:	/s/ Kenneth Y. Hao
Name:	Kenneth Y. Hao
Title:	Manager
Signature Page to Registration Rights Agreement for Avago Technologies Limited

SILVER LAKE PARTNERS II CAYMAN, L.P.
By:	Silver Lake Technology Associates II Cayman, L.P., its General Partner
By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director

SILVER LAKE TECHNOLOGY INVESTORS II CAYMAN, L.P.
By:	Silver Lake (Offshore) AIV GP II, Ltd., its General Partner

By:	/s/ Alan K. Austin
Name:	Alan K. Austin
Title:	Director
Signature Page to Registration Rights Agreement for Avago Technologies Limited

INTEGRAL CAPITAL PARTNERS VII, L.P.
By:	Integral Capital Management VII, LLC, its General Partner

By:	/s/ Pamela K. Hagenah
Name:	Pamela K. Hagenah
Title:	Manager
Signature Page to Registration Rights Agreement for Avago Technologies Limited

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP
By:	KKR Associates Millennium (Overseas), Limited Partnership, its General Partner
By:	KKR Millennium (Overseas), Limited, its General Partner

By:	/s/ James H. Greene Jr.
Name:	James H. Greene Jr.
Title:	Director

KKR EUROPEAN FUND, LIMITED PARTNERSHIP
By:	KKR Associates Europe, Limited Partnership, its General Partner
By:	KKR Europe Limited, its General Partner

By:	/s/ James H. Greene Jr.
Name:	James H. Greene Jr.
Title:	Director

KKR EUROPEAN FUND II, LIMITED PARTNERSHIP
By:	KKR Associates Europe II, Limited Partnership, its General Partner
By:	KKR Europe II Limited, its General Partner

By:	/s/ James H. Greene Jr.
Name:	James H. Greene Jr.
Title:	Director

KKR PARTNERS (INTERNATIONAL), LIMITED PARTNERSHIP
By:	KKR 1996 Overseas, Limited

By:	/s/ James H. Greene Jr.
Name:	James H. Greene Jr.
Title:	Director
Signature Page to Registration Rights Agreement for Avago Technologies Limited

AVAGO INVESTMENT PARTNERS, LIMITED PARTNERSHIP
By:	Avago Investment G.P., Limited, its General Partner

By:	/s/ Adam A Clammer
Name:	Adam A Clammer
Title:	KKR Officer

By:	/s/ Kenneth Y. Hao
Name:	Kenneth Y. Hao
Title:	SLP Officer
Signature Page to Registration Rights Agreement for Avago Technologies Limited

SELETAR INVESTMENTS PTE. LTD.

By:	/s/ Dennis Siew

Name:	Dennis Siew
Title:	Authorized Signatory
Signature Page to Registration Rights Agreement for Avago Technologies Limited

GEYSER INVESTMENT PTE. LTD.

By:	/s/ Alvin A. Fong

Name:	Alvin A. Fong
Title:	Authorized Signatory
Signature Page to Registration Rights Agreement for Avago Technologies Limited

CAPSTONE EQUITY INVESTORS LLC

By:	/s/ Dean Nelson
Name:	Dean Nelson
Title:	Managing Member
Signature Page to Registration Rights Agreement for Avago Technologies Limited